                                                               EX-99.B(d)(2)(vi)

                             Wells Fargo Funds Trust
                           WCM Sub-Advisory Agreement

                                   Appendix A
                                   ----------

              Asset Allocation Fund
              California Limited Term Tax-Free Fund
              California Tax-Free Fund
              California Tax-Free Money Market Fund
              California Tax-Free Money Market Trust
              Cash Investment Money Market Fund
              Colorado Tax-Free Fund
              Diversified Bond Fund
              Diversified Equity Fund
              Diversified Small Cap Fund
              Equity Income Fund
              Equity Index Fund
              Equity Value Fund
              Government Institutional Money Market Fund
              Government Money Market Fund
              Growth Balanced Fund
              Growth Equity Fund
              Growth Fund
              Income Fund
              Income Plus Fund
              Index Allocation Fund
              Index Fund
              Inflation-Protected Bond Fund
              Intermediate Government Income Fund
              International Equity Fund
              Limited Term Government Income Fund
              Liquidity Reserve Money Market Fund
              Minnesota Money Market Fund
              Minnesota Tax-Free Fund
              Moderate Balanced Fund
              Money Market Fund
              Money Market Trust
              Montgomery Emerging Markets Focus Fund
              Montgomery Institutional Emerging Markets Fund
              Montgomery Mid Cap Growth Fund/1/
              Montgomery Short Duration Government Bond Fund
              Montgomery Small Cap Fund
              Montgomery Total Return Bond Fund
              National Limited Term Tax-Free Fund
              National Tax-Free Fund
              National Tax-Free Institutional Money Market Fund

----------
/1/ Name change of the Mid Cap Growth Fund to the Montgomery Mid Cap Growth Fund will take effect following the closing of the reorganization of the Montgomery Funds into the Wells Fargo Funds, effective on or about June 2003.

              National Tax-Free Money Market Fund
              National Tax-Free Money Market Trust
              Nebraska Tax-Free Fund
              Overland Express Sweep Fund
              Prime Investment Institutional Money Market Fund
              Prime Investment Money Market Fund
              SIFE Specialized Financial Services Fund
              Small Cap Growth Fund
              Strategic Growth Allocation Fund
              Strategic Income Fund
              Treasury Plus Institutional Money Market Fund
              Treasury Plus Money Market Fund
              WealthBuilder Growth Portfolio
              WealthBuilder Growth and Income Portfolio
              WealthBuilder Growth Balanced Portfolio
              100% Treasury Money Market Fund

Approved by Board of Trustees: October 24, 2000, May 8, 2001, August 7, 2001, November 6, 2001, December 23, 2001, February 5, 2002, November 5, 2002 and February 4, 2003.

Most Recent Annual Approval Date:  August 6, 2002.

                                   SCHEDULE A

                             WELLS FARGO FUNDS TRUST
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                  FEE AGREEMENT

     This fee agreement is made as of the 4th day of February, 2003, by and between Wells Fargo Funds Management, LLC (the "Adviser") and Wells Capital Management Incorporated (the "Sub-Adviser"); and

     WHEREAS, the parties and Wells Fargo Funds Trust (the "Trust") have entered into an Investment Sub-Advisory Agreement ("Sub-Advisory Agreement") whereby the Sub-Adviser provides investment management advice to each series of the Trust as listed in Schedule A to the Sub-Advisory Agreement (each a "Fund" and collectively the "Funds").

     WHEREAS, the Sub-Advisory Agreement provides that the fees to be paid to the Sub-Adviser are to be as agreed upon in writing by the parties.

     NOW THEREFORE, the parties agree that the fees to be paid to the Sub-Adviser under the Sub-Advisory Agreement shall be calculated as follows on a monthly basis by applying the following annual rates listed for each Fund listed in Appendix A, and for the Diversified Bond Fund, Diversified Equity Fund, Diversified Small Cap Fund, Equity Income Fund, Growth Balanced Fund, Growth Equity Fund, Index Fund, Moderate Balanced Fund, Strategic Growth Allocation Fund and Strategic Income Fund:

     for the assets formerly invested in the Equity Income Portfolio

             a.  0.25% on the first $200 million;
             b.  0.20% on the next $200 million;
             c.  0.15% on all sums in excess of $400 million.

     for the assets formerly invested in the Index Portfolio

             a.  0.02% on the first $200 million; and
             b.  0.01% on all sums in excess of $200 million.

     for the assets formerly invested in International Equity Portfolio

             a.  0.35% on the first $200 million;
             b.  0.25% on all sums in excess of $200 million.

     for the assets formerly invested in Small Cap Index Portfolio

             a.  0.02% on the first $200 million;
             b.  0.01% on all sums in excess of $200 million.

provided, that no fee shall be payable hereunder with respect to any of the Funds listed above during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end, management investment company, or separate series thereof, in accordance with and reliance upon Section 12(d)(1)(E) or 12(d)(1)(G) under the Act.

     However, the sub-adviser shall receive a fee of 0.05% of the assets of the Growth Balanced Fund, Moderate Balanced Fund, Strategic Growth Allocation Fund and Strategic Income Fund and 0.05% from each WealthBuilder Portfolio for providing services with respect to which Master Trust Portfolios (or, in the case of the WealthBuilder Portfolios, other unaffiliated funds) these Funds will invest in and the percentage to allocate to each Master Portfolio or unaffiliated fund in reliance on Section 12(d)(1)(G) under the Act, the rules thereunder, or order issued by the Commission exempting the Fund from the provisions of Section 12(d)(1)(A) under the Act (a "Fund of Funds structure").

     The net assets under management against which the foregoing fees are to be applied are the net assets as of the first business day of the month. If this fee agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this agreement is in effect shall be subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month. If the determination of the net asset value is suspended as of the first business day of the month, the net asset value for the last day prior to such suspension shall for this purpose be deemed to be the net asset value on the first business day of the month.

IN WITNESS WHEREOF, the parties hereto have cause this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

                                           WELLS FARGO FUNDS MANAGEMENT, LLC


                                           By:        /s/ Andrew Owen
                                              ---------------------------------
                                                        Andrew Owen
                                                   Senior Vice President


                                           WELLS CAPITAL MANAGEMENT INCORPORATED


                                           By:        /s/ David O'Keefe
                                              ---------------------------------
                                                         David O'Keefe
                                                   Chief Financial Officer

                            Appendix A to Schedule A
                            ------------------------

-------------------------------------------------------------------------------
                                                      Fee as % of Avg. Daily
Funds Trust Funds                                           Net Assets
-------------------------------------------------------------------------------
Asset Allocation Fund                                0-1000M      0.15
                                                     >1000M       0.10
-------------------------------------------------------------------------------
California Limited Term Tax-Free Fund                0-400M       0.15
                                                     400-800M     0.125
                                                     >800M        0.10
-------------------------------------------------------------------------------
California Tax-Free Fund                             0-400M       0.15
                                                     400-800M     0.125
                                                     >800M        0.10
-------------------------------------------------------------------------------
California Tax-Free Money Market Fund                0-1000M      0.05
                                                     >1000M       0.04
-------------------------------------------------------------------------------
California Tax-Free Money Market Trust               0-1000M      0.0
                                                     >1000M       0.0
-------------------------------------------------------------------------------
Cash Investment Money Market Fund                    0-1000M      0.05
                                                     >1000M       0.04
-------------------------------------------------------------------------------
Colorado Tax-Free Fund                               0-400M       0.15
                                                     400-800M     0.125
                                                     >800M        0.10
-------------------------------------------------------------------------------
Equity Index Fund                                    0-200M       0.02
                                                     >200M        0.01
-------------------------------------------------------------------------------
Equity Value Fund                                    0-200M       0.25
                                                     200-400M     0.20
                                                     >400M        0.15
-------------------------------------------------------------------------------
Government Institutional Money Market Fund           0-1000M      0.05
                                                     >1000M       0.04
-------------------------------------------------------------------------------
Government Money Market Fund                         0-1000M      0.05
                                                     >1000M       0.04
-------------------------------------------------------------------------------
Growth Balanced Fund                                 0.05
-------------------------------------------------------------------------------
Growth Fund                                          0-200M       0.25
                                                     200-400M     0.20
                                                     >400M        0.15
-------------------------------------------------------------------------------
Income Fund                                          0-400M       0.15
                                                     400-800M     0.125
                                                     >800M        0.10
-------------------------------------------------------------------------------
Income Plus Fund                                     0-400M       0.20
                                                     400-800M     0.175
                                                     >800M        0.15
-------------------------------------------------------------------------------
Index Allocation Fund                                0-1000M      0.15
                                                     >1000M       0.10
-------------------------------------------------------------------------------
Inflation-Protected Bond Fund                        0-400M       0.15
                                                     400-800M     0.125
                                                     >800M        0.10
-------------------------------------------------------------------------------
Intermediate Government Income Fund                  0-400M       0.15
                                                     400-800M     0.125
                                                     >800M        0.10
-------------------------------------------------------------------------------
International Equity Fund                            0-200M       0.35
                                                     >200M        0.25
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                      Fee as % of Avg. Daily
Funds Trust Funds                                           Net Assets
-------------------------------------------------------------------------------
Limited Term Government Income Fund                  0-400M       0.15
                                                     400-800M     0.125
                                                     >800M        0.10
-------------------------------------------------------------------------------
Liquidity Reserve Money Market Fund                  0-1000M      0.05
                                                     >1000M       0.04
-------------------------------------------------------------------------------
Minnesota Money Market Fund                          0-1000M      0.05
                                                     >1000M       0.04
-------------------------------------------------------------------------------
Minnesota Tax-Free Fund                              0-400M       0.15
                                                     400-800M     0.125
                                                     >800M        0.10
-------------------------------------------------------------------------------
Moderate Balanced Fund                               0.05
-------------------------------------------------------------------------------
Money Market Fund                                    0-1000M      0.05
                                                     >1000M       0.04
-------------------------------------------------------------------------------
Money Market Trust                                   0-1000M      0.00
                                                     >1000M       0.00
-------------------------------------------------------------------------------
Montgomery Emerging Markets Focus Fund               0-200M       0.35
                                                     >200M        0.25
-------------------------------------------------------------------------------
Montgomery Institutional Emerging Markets Fund       0-200M       0.35
                                                     >200M        0.25
-------------------------------------------------------------------------------
Montgomery Mid Cap Growth Fund/1/                    0-200M       0.25
                                                     >200M        0.20
-------------------------------------------------------------------------------
Montgomery Short Duration Government Bond Fund       0-400M       0.15
                                                     400-800M     0.125
                                                     >800M        0.10
-------------------------------------------------------------------------------
Montgomery Small Cap Fund                            0-200M        0.25
                                                     >200M         0.20
-------------------------------------------------------------------------------
Montgomery Total Return Bond Fund                    0-400M       0.15
                                                     400-800M     0.125
                                                     >800M        0.10
-------------------------------------------------------------------------------
National Limited Term Tax-Free Fund                  0-400M       0.15
                                                     400-800M     0.125
                                                     >800M        0.10
-------------------------------------------------------------------------------
National Tax-Free Fund                               0-400M       0.15
                                                     400-800M     0.125
                                                     >800M        0.10
-------------------------------------------------------------------------------
National Tax-Free Institutional Money Market Fund    0-1000M      0.05
                                                     >1000M       0.04
-------------------------------------------------------------------------------
National  Tax-Free Money Market Fund                 0-1000M      0.05
                                                     >1000M       0.04
-------------------------------------------------------------------------------
National Tax-Free Money Market Trust                 0-1000M      0.0
                                                     >1000M       0.0
-------------------------------------------------------------------------------
Nebraska Tax-Free Fund                               0-400M       0.15
                                                     400-800M     0.125
                                                     >800M        0.10
-------------------------------------------------------------------------------

----------
/1/ Name change of the Mid Cap Growth Fund to the Montgomery Mid Cap Growth Fund will take effect following the closing of the reorganization of the Montgomery Funds into the Wells Fargo Funds, effective on or about June 2003.

-------------------------------------------------------------------------------
                                                      Fee as % of Avg. Daily
Funds Trust Funds                                           Net Assets
-------------------------------------------------------------------------------

Overland Express Sweep Fund                          0-1000M      0.05
                                                     >1000M       0.04
-------------------------------------------------------------------------------
Prime Investment Institutional Money Market Fund     0-1000M      0.05
                                                     >1000M       0.04
-------------------------------------------------------------------------------
Prime Investment Money Market Fund                   0-1000M      0.05
                                                     >1000M       0.04
-------------------------------------------------------------------------------
SIFE Specialized Financial Services Fund             0-200M       0.25
                                                     200-400M     0.20
                                                     >400M        0.15
-------------------------------------------------------------------------------
Small Cap Growth Fund                                0-200M       0.25
                                                     >200M        0.20
-------------------------------------------------------------------------------
Strategic Growth Allocation Fund                     0.05
-------------------------------------------------------------------------------
Strategic Income Fund                                0.05
-------------------------------------------------------------------------------
Treasury Plus Institutional Money Market Fund        0-1000M      0.05
                                                     >1000M       0.04
-------------------------------------------------------------------------------
Treasury Plus Money Market Fund                      0-1000M      0.05
                                                     >1000M       0.04
-------------------------------------------------------------------------------
WealthBuilder Growth Balanced Portfolio              0.05
-------------------------------------------------------------------------------
WealthBuilder Growth and Income Portfolio            0.05
-------------------------------------------------------------------------------
WealthBuilder Growth Portfolio                       0.05
-------------------------------------------------------------------------------
100% Treasury Money Market Fund                      0-1000M      0.05
                                                     >1000M       0.04
-------------------------------------------------------------------------------